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                                                                    Exhibit 3.17

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
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W. Fox McKeithen
Secretary of State                             ARTICLES OF ORGANIZATION
    [GRAPHIC]                                       (R.S. 12:1301)
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                     Domestic Limited Liability Company   Return to: Commercial Division
                          Enclose $60.00 filing fee                  P.O. Box 94215
                         Make remittance payable to                  Baton Rouge, LA 70804-9125
                             Secretary of State                      Phone (225) 925-4704
                                                                     Web Site: www.sec.state.la.us
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STATE OF OHIO                             Check one: (X) Business ( ) Non Profit

PARISH/COUNTY OF CUYAHOGA

1.   The name of this limited liability company is: JALOU L.L.C.

2.   This company is formed for the purpose of: (check one)

(X) Engaging in any lawful activity for which limited liability companies may be formed.

( )
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                           (use for limiting activity)

3.   The duration of this limited liability company is: (may be perpetual)
     PERPETUAL

4.   Other provisions:
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                    Signatures:


                    /s/ STANLEY R. GOROM III
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                    STANLEY R. GOROM III. AUTHORIZED REPRESENTATIVE

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Sworn to and subscribed before me, the undersigned Notary Public, on this date:
March 13, 2000


     [GRAPHIC]      /s/ Illegible
    My commission   ---------------------------------------------------
   expires 5/22/01                   Notary
     Recorded in
     Ohio County

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W.Fox McKeithen
Secretary of State           LIMITED LIABILITY COMPANY INITIAL REPORT
   [GRAPHIC]                             (R.S. 12:1305 (E))
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1.   The name of this limited liability company is: JALOU L.L.C.

2. The location and municipal address, not a post office box only, of this limited liability company's registered office:
     8550 United Plaza Boulevard, Baton Rouge, LA 70809

3. The full name and municipal address, not a post office box only, of each of this limited liability company's registered agent(s) is/are:

     CT CORPORATION SYSTEM, 8550 United Plaza Boulevard, Baton Rouge, LA 70809

4. The names and municipal addresses, not post office box only, of the first managers, or the members:

     NOT YET DETERMINED

                                 To be signed by each person who signed the articles of organization;


                                 /s/ STANLEY R. GOROM III
                                 -----------------------------------------------
                                 STANLEY R. GOROM III, AUTHORIZED REPRESENTATIVE

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               AGENT'S AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCEPTANCE

I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named limited liability company.

                                 Registered agent(s) signature(s):
                                 C T CORPORATION SYSTEM


                                 /s/ Illegible
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                                 -----------------------------------------------

Sworn to and subscribed before me, the undersigned Notary Public, on this date:

3-14-00


                                 /s/ Illegible
                                 -----------------------------------------------
                                                 Notary
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